UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                   FORM N-CSR
                                    ________

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-23091

                                 GALLERY TRUST
               (Exact name of registrant as specified in charter)
                                    ________

                                SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
               (Address of principal executive offices) (Zip code)

                                Michael Beattie
                              C/O SEI Investments
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  1-888-832-4386

                   DATE OF FISCAL YEAR END: OCTOBER 31, 2017

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.


                                [MONDRIAN LOGO]



                       MONDRIAN INTERNATIONAL EQUITY FUND
                          (A Series of Gallery Trust)





                                 ANNUAL REPORT
                                OCTOBER 31, 2017





                              Investment Adviser:
                      MONDRIAN INVESTMENT PARTNERS LIMITED

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Shareholder Letter ........................................................    1
Portfolio Performance Review ..............................................    2
Schedule of Investments ...................................................    7
Statement of Assets and Liabilities .......................................   12
Statement of Operations ...................................................   13
Statements of Changes in Net Assets .......................................   14
Financial Highlights ......................................................   15
Notes to Financial Statements .............................................   16
Report of Independent Registered Public Accounting Firm ...................   32
Disclosure of Fund Expenses ...............................................   33
Trustees and Officers of the Gallery Trust ................................   35
Notice to Shareholders ....................................................   39
Fund Information ..........................................................   40





The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days of the period end. The Fund's N-Q forms are available on the Commission's website at http://www.sec. gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities will be available (i) without charge, upon request, by calling 1-888-832-4386; and (ii) on the Commission's website at http://www.sec.gov.

THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017 (UNAUDITED)
--------------------------------------------------------------------------------

SHAREHOLDER LETTER

Dear Shareholder,

We are pleased to provide this annual report for the Mondrian International Equity Fund (the "Fund") for the fiscal year ended October 31, 2017. Overall, the past 12 months have been strong for international stocks as global growth has generally exceeded expectations. International returns have also been aided by a weak U.S. dollar and the continued ultra-loose monetary policies by many governments that have been in place since the global financial crisis. These policies have supported very strong market returns with low volatility, led by growth stocks. This has been a challenging environment for value-oriented, defensive managers. The Fund achieved strong absolute returns that slightly lagged the broader index. A detailed discussion of returns can be found in the pages that follow.

We would also like to note that it has been more than a full year since the Fund reopened to new investors and remind shareholders of the competitive advantages of Mondrian Investment Partners and our International Equity Fund:

A SUCCESSFUL, WELL-MANAGED COMPANY
Mondrian was initially founded in 1990 and has experienced over 25 years of stable consistent leadership in growing to approximately $60 billion in total assets under management.

INDEPENDENT AND EMPLOYEE-OWNED
We are employee owned by a dedicated, focused, and well-resourced team. This supports long term stability and continuity.

A TIME-TESTED INVESTMENT PHILOSOPHY AND PROCESS
All Mondrian products, including our International Equity Fund, utilize an income-oriented value discipline that has been consistently and successfully applied since our company's founding.

A VALUE APPROACH
The Mondrian International Equity Fund has a focus on long-term, real returns for shareholders. By consistently applying our philosophy and process we have historically produced defensive characteristics and low volatility of returns.

For more information about the Mondrian International Equity Fund please continue reviewing this report or visit www.mondrian.com/mutualfunds. We would also be happy to speak with you at 888-832-4386.

THANK YOU,

MONDRIAN INVESTMENT PARTNERS

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017 (UNAUDITED)
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

MONDRIAN INTERNATIONAL EQUITY FUND
(ALL RETURNS IN U.S. DOLLARS)
12 MONTHS ENDED OCTOBER 31, 2017

International equity markets rose strongly over the 12 month period up 23.44% as measured by the MSCI EAFE Index. This further stretched already extended valuations and returns were led by riskier, cyclical stocks. In this environment, the portfolio achieved strong absolute returns while lagging the broader index. Mondrian's approach has typically generated long-term alpha through downside protection and capital preservation in weak markets while capturing most, but not all, of upside in strong markets.

The MSCI EAFE Index gained 23.44% (in U.S. dollars) over the last twelve months. Following Donald Trump's victory in the U.S. presidential election, strong local market returns in international equities led by cyclically-sensitive sectors were more than offset by significant U.S. dollar appreciation. The Federal Reserve (the "Fed") hiked interest rates and revised up the number of expected rate hikes in 2017, while bond yields increased globally from very low levels. International equities started 2017 very strongly, supported by generally robust economic data releases and the rolling back of U.S. dollar gains against all major currencies, despite the Fed rate hike in March. In the same month, the UK government triggered article 50 to formally begin the process of leaving the European Union, while the centre-right People's Party convincingly won the most votes in the Dutch national elections. In the second quarter of 2017, international equities rose strongly again, boosted by the further appreciation of most major currencies against the U.S. dollar. European markets led returns following Emmanuel Macron's comfortable victory in the final round of the French presidential election in May. Robust Eurozone economic data and further currency appreciation supported returns from European markets through the end of the period, while investors in the Asia Pacific region weighed rising geopolitical tensions around North Korea against Prime Minister Abe's victory in the Lower House elections, which reaffirmed expectations that the present easy monetary stance will continue. The Fed announced the beginning of balance sheet normalization and Bank of England rhetoric prepared markets for the first UK interest rate rise in over a decade, while the European Central Bank (ECB) signalled patience in drawing monetary easing to a close, opting to further extend stimulus, albeit at a reduced level. Over the period, all major markets generated strong positive returns; returns in Asia Pacific lagged Europe, driven principally by relative currency weakness.

The information technology sector generated the highest returns over the last twelve months, up 39.2% as continued investor exuberance towards growth prospects in the sector saw stocks continue to re-rate; returns were led by the

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017 (UNAUDITED)
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (CONTINUED)

semiconductor manufacturers amid strong demand. The materials sector also generated strong returns, up 31.0%, supported by gains in bulk commodities and metals, driven in part by Chinese credit stimulus launched in 2016, as well as a rise in expectations for U.S. infrastructure spending following Trump's victory. The financials rose 29.2% as the sector benefitted from generally robust economic data releases, steepening yield curves, and growing consensus that the delayed so-called Basel IV rules would not materially affect capital requirements. The energy sector gained 26.5%, supported by a rise in the price of oil as better demand growth and an OPEC-Russian agreement to curb supply led to signs of a rebalancing of supply and demand. The consumer staples sector lagged the broader index, up 15.6%. Food retailers lagged on price reductions and concerns around technological disruption, prompted in part by Amazon's acquisition of Whole Foods, and tobacco stocks were held back by an FDA statement proposing a new approach to tobacco regulation. The health care sector rose 13.9%, hit by concerns over drug pricing amid ongoing political pressure in the U.S. The telecommunication services sector generated the weakest returns, though still rose 8.4%. Increased competitive pressures and unfavorable regulatory regimes weighed on sector returns.

Country allocation was broadly neutral for relative investment returns. Although the portfolio benefitted from the underweight position in the weak Australian equity market and the overweight position in the strong Italian equity market, this was more than offset by the overweight position in the weak UK equity market and the underweight position in Japan.

Currency movements over the last twelve months added to U.S. dollar returns for the MSCI EAFE Index. Most European currencies appreciated against the U.S. dollar despite the Fed raising interest rates. The British pound and the euro rose by 8.8% and 6.3% respectively, but the Japanese yen depreciated by 7.5% on expectations of monetary policy divergence. In the portfolio, currency allocation added to relative investment returns, driven by the underweight position in the weak Japanese yen and the overweight position in the British pound.

Stock selection weighed on relative investment returns, as strong stock selection in Japan was more than offset by stock selection in the Netherlands and the UK. At the sector level, allocation between sectors weighed on relative returns, held back by the overweight position in the weak telecommunication services sector. Stock selection within sectors slightly added to relative returns, as strong stock selection in the health care and financials sectors was more than offset by stock selection in the consumer discretionary sector.

The portfolio's relative returns were held back by its holding in Ahold Delhaize, the Netherlands-based food retailer, which declined 15.3% on concerns over increased competition in the U.S. food retail market, furthered by Amazon's

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017 (UNAUDITED)
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (CONTINUED)

announcement and subsequent acquisition of Whole Foods. Tesco, the UK food retailer, fell 5.9%, despite strong operational performance, as pockets of high profile shareholder opposition to the proposed Booker Group acquisition and fears around a decline in discretionary income for UK consumers weighed on the share price. Kingfisher, the UK home improvement company, decreased 2.8%. Despite full year results indicating the company is on track with transformation plans to improve profitability through significant centralization of sourcing and the supply chain, market scepticism persists.

Conversely, the portfolio benefitted significantly from its holdings in Enel, the Italian utility, which rose 48.7% as the share price rebounded from extreme weakness due to Italian referendum political uncertainty. Allianz, the German insurer, increased 54.0%. All segments performed well, capital remains strong, and guidance for full-year 2017 operating profit is towards the top-end of the target range. Kirin, the Japanese brewer, rose 40.7% on signs of less severe competition in the domestic beer market.

The Portfolio's investment strategy focuses on stocks we believe are fundamentally undervalued with overweight positions in selected European markets; an overweight position in the telecommunications and energy sectors; and underweight positions in the financials and materials sectors.

Ultra-loose monetary policy since the global financial crisis has supported very strong market returns with low volatility, led by growth stocks: this has been a challenging environment for a value-oriented, defensive manager. While Mon-drian does not forecast near-term market movements, it is reasonable to assume that the return of more normal monetary conditions should push investors' focus back on fundamentals and the effective pricing of risk. With the first rises in U.S. interest rates since 2006 and central banks beginning the roll back of quantitative easing and balance sheet normalization, the monetary backdrop to this environment has begun to change. Although it is challenging to forecast the timing, with markets at record highs, volatility at record lows, and value having endured a record spell of underperformance, we are confident that an eventual return to a more normal market environment will benefit the relative returns of value-oriented, defensive portfolios.

THIS MATERIAL REPRESENTS THE ADVISER'S ASSESSMENT OF THE FUND AND MARKET ENVIRONMENT AT A SPECIFIC POINT IN TIME AND SHOULD NOT BE RELIED UPON BY THE READER AS RESEARCH OR INVESTMENT ADVICE.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017 (UNAUDITED)
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW (CONCLUDED)

SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST AND CURRENT PERFORMANCE MAY BE LOWER OR HIGH THAN THE PERFORMANCE QUOTED.

INVESTING INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. INTERNATIONAL INVESTMENTS ENTAIL RISKS NOT ORDINARILY ASSOCIATED WITH U.S. INVESTMENTS INCLUDING FLUCTUATION IN CURRENCY VALUES, DIFFERENCES IN ACCOUNTING PRINCIPLES, OR ECONOMIC OR POLITICAL INSTABILITY IN OTHER NATIONS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, AS WELL AS INCREASED VOLATILITY AND LOWER TRADING VOLUME. THE FUND MAY INVEST IN DERIVATIVES, WHICH ARE OFTEN MORE VOLATILE THAN OTHER INVESTMENTS AND MAY MAGNIFY THE FUND'S GAINS OR LOSSES.

DEFINITION OF COMPARATIVE INDEX
-------------------------------

THE MSCI EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX IS A FREE FLOAT-ADJUSTED MARKET CAPITALIZATION INDEX THAT IS DESIGNED TO MEASURE THE EQUITY MARKET PERFORMANCE OF DEVELOPED MARKETS, EXCLUDING THE U.S. & CANADA.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017 (UNAUDITED)
--------------------------------------------------------------------------------

GROWTH OF A $1,000,000 INVESTMENT

                                     -------------------------------------------
                                                AVERAGE ANNUAL TOTAL RETURN
                                           FOR THE YEAR ENDED OCTOBER 31, 2017*
                                     -------------------------------------------
                                       1 Year    3 Years    5 Years    10 Years
                                     -------------------------------------------
MONDRIAN INTERNATIONAL EQUITY FUND     21.89%     5.17%      8.02%      1.16%
                                     -------------------------------------------
MSCI EAFE INDEX (NET)                  23.34%     6.08%      8.53%      1.10%
                                     -------------------------------------------


                 [LINE GRAPH OMITTED - PLOT POINTS AS FOLLOWS]

------------------------------------------------------------------------------------------------------------------------------------
                                               2007         2008          2009         2010         2011         2012         2013
------------------------------------------------------------------------------------------------------------------------------------
Mondrian International Equity Fund (Net)    $1,000,000     $596,168     $692,214     $752,948     $746,289     $763,123     $950,816
------------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                             $1,000,000     $533,764     $681,695     $738,654     $708,511     $741,204     $940,440

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              2014         2015         2016          2017
------------------------------------------------------------------------------------------------------------------------------------
Mondrian International Equity Fund (Net)    $964,685     $951,290     $924,390     $1,122,072
------------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                             $934,754     $934,123     $903,982     $1,115,854
------------------------------------------------------------------------------------------------------------------------------------

* ON MARCH 14, 2016, THE INTERNATIONAL EQUITY PORTFOLIO, A SERIES OF DELAWARE POOLED TRUST (THE "PREDECESSOR FUND") WAS REORGANIZED INTO THE MONDRIAN INTERNATIONAL EQUITY FUND. INCEPTION DATE OF THE PREDECESSOR FUND WAS FEBRUARY 4, 1992. INFORMATION PRESENTED FROM FEBRUARY 4, 1992 TO MARCH 14, 2016 IS THAT OF THE PREDECESSOR FUND.

THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, IT MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE ASSUMES THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. IF THE ADVISER HAD NOT LIMITED CERTAIN EXPENSES, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER.

SEE DEFINITION OF THE COMPARATIVE INDEX ON PAGE 5.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS

Sector Weightings (unaudited)+:

15.7% Financials
14.6% Consumer Discretionary
13.0% Industrials
11.1% Health Care
10.3% Energy
9.7% Telecommunication Services
8.5% Consumer Staples
7.4% Information Technology
7.1% Utilities
1.4% Materials
1.2% Real Estate

+    PERCENTAGES BASED ON TOTAL INVESTMENTS.

--------------------------------------------------------------------------------
COMMON STOCK -- 99.1%
--------------------------------------------------------------------------------

                                                NUMBER OF               VALUE
                                                 SHARES                (U.S.$)
                                                ---------              -------

AUSTRALIA -- 1.4%
  QBE Insurance Group .......................    971,543             $ 7,941,343
                                                                     -----------
Total Australia                                                        7,941,343
                                                                     -----------

CHINA -- 1.4%
  China Mobile ..............................    790,500               7,939,046
                                                                     -----------
Total China                                                            7,939,046
                                                                     -----------

DENMARK -- 1.1%
  ISS .......................................    156,382               6,619,292
                                                                     -----------
Total Denmark                                                          6,619,292
                                                                     -----------

FRANCE -- 6.6%
  Cie de Saint-Gobain .......................    193,053              11,324,841
  Sanofi ....................................    197,829              18,732,549
  Societe Generale ..........................    147,405               8,207,482
                                                                     -----------
Total France                                                          38,264,872
                                                                     -----------

GERMANY -- 11.5%
  Allianz ...................................     64,238              14,937,080
  Bayerische Motoren Werke ..................     54,587               5,564,016
  Daimler ...................................    182,963              15,195,671


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                NUMBER OF               VALUE
                                                 SHARES                (U.S.$)
                                                ---------              -------

 GERMANY (CONTINUED)
    Deutsche Telekom ........................    647,237            $ 11,810,342
    Evonik Industries .......................    212,360               7,755,048
    SAP .....................................    103,914              11,827,463
                                                                    ------------
 Total Germany                                                        67,089,620
                                                                    ------------

 HONG KONG -- 3.7%
    CK Hutchison Holdings ...................    867,500              11,014,161
    Jardine Matheson Holdings ...............     78,415               5,023,265
    WH Group ................................  5,312,500               5,379,643
                                                                    ------------
 Total Hong Kong                                                      21,417,069
                                                                    ------------

 ITALY -- 5.8%
    Enel ....................................  2,802,937              17,386,124
    Eni .....................................    988,692              16,169,550
                                                                    ------------
 Total Italy                                                          33,555,674
                                                                    ------------

 JAPAN -- 17.8%
    Canon ...................................    222,400               8,299,047
    FUJIFILM Holdings .......................     92,000               3,742,949
    Honda Motor .............................    574,400              17,797,030
    Isuzu Motors ............................    273,900               3,971,014
    Kirin Holdings ..........................    596,600              14,190,270
    Kyushu Railway ..........................    159,800               5,094,543
    Mitsubishi Electric .....................    532,000               9,037,052
    Otsuka Holdings .........................     35,000               1,456,576
    Santen Pharmaceutical ...................      8,100                 128,155
    Sekisui Chemical ........................    293,900               5,882,911
    Sumitomo Electric Industries ............    403,000               6,810,294
    Takeda Pharmaceutical ...................    302,800              17,030,088
    Tokio Marine Holdings ...................    239,652              10,232,711
                                                                    ------------
 Total Japan                                                         103,672,640
                                                                    ------------

 NETHERLANDS -- 5.9%
    Koninklijke Ahold Delhaize ..............    718,315              13,517,355
    Royal Dutch Shell PLC Class A ...........     87,803               2,757,907
    Royal Dutch Shell PLC Class A^ ..........     11,294                 354,827
    Royal Dutch Shell PLC Class B^ ..........    545,296              17,537,277
                                                                    ------------
 Total Netherlands                                                    34,167,366
                                                                    ------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                NUMBER OF               VALUE
                                                 SHARES                (U.S.$)
                                                ---------              -------

 SINGAPORE -- 5.5%
    Ascendas REIT ...........................  3,375,800             $ 6,785,777
    Singapore Telecommunications ............  3,213,702               8,841,158
    United Overseas Bank ....................    889,018              16,057,239
                                                                     -----------
 Total Singapore                                                      31,684,174
                                                                     -----------

 SPAIN -- 5.3%
    Banco Santander .........................    669,218               4,539,251
    Iberdrola ...............................  1,938,491              15,666,353
    Telefonica ..............................  1,033,436              10,841,399
                                                                     -----------
 Total Spain                                                          31,047,003
                                                                     -----------

 SWEDEN -- 4.0%
    Telefonaktiebolaget LM Ericsson Class B .  1,102,294               6,939,002
    Telia ...................................  3,571,214              16,530,139
                                                                     -----------
 Total Sweden                                                         23,469,141
                                                                     -----------

 SWITZERLAND -- 7.6%
    ABB .....................................    628,225              16,422,701
    Novartis ................................    162,528              13,391,271
    Zurich Insurance Group ..................     46,216              14,105,921
                                                                     -----------
 Total Switzerland                                                    43,919,893
                                                                     -----------

 TAIWAN -- 2.0%
    Taiwan Semiconductor Manufacturing ......    611,000               4,922,926
    Taiwan Semiconductor Manufacturing ADR ..    164,273               6,953,677
                                                                     -----------
 Total Taiwan                                                         11,876,603
                                                                     -----------

 UNITED KINGDOM -- 19.5%
    BP PLC ..................................  2,155,435              14,605,647
    G4S PLC .................................  2,782,424              10,384,247
    GlaxoSmithKline PLC .....................    721,458              13,007,574
    John Wood Group PLC .....................    864,415               8,168,505
    Kingfisher PLC ..........................  3,140,330              13,037,960
    Lloyds Banking Group PLC ................ 15,910,293              14,430,478
    National Grid PLC .......................    666,648               8,021,764
    Next PLC ................................    139,725               9,132,147
    Pearson PLC .............................    343,398               3,208,539




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMON STOCK -- CONTINUED
--------------------------------------------------------------------------------

                                                NUMBER OF               VALUE
                                              SHARES/RIGHTS            (U.S.$)
                                              -------------            -------

 UNITED KINGDOM (CONTINUED)
    Tesco PLC ...............................   6,627,190          $  15,966,588
    WPP PLC .................................     171,264              3,034,361
                                                                   -------------
 Total United Kingdom .......................                        112,997,810
                                                                   -------------

    Total Common Stock
      (Cost $515,594,008) ...................                        575,661,546
                                                                   -------------

--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------

 GERMANY -- 0.2%
    Bayerische Motoren Werke, 4.66% .........       9,391                820,102
                                                                   -------------
    Total Preferred Stock
      (Cost $680,930) .......................                            820,102
                                                                   -------------

--------------------------------------------------------------------------------
RIGHTS -- 0.0%
--------------------------------------------------------------------------------

    Banco Santander exercise price EUR 0.04,
     expiration date 11/02/17* ..............     669,104                 31,956
                                                                   -------------
    Total Rights
      (Cost $--) ............................                             31,956
                                                                   -------------
    Total Value of Securities -- 99.3%
      (Cost $516,274,938) ...................                      $ 576,513,604
                                                                   =============

PERCENTAGES ARE BASED ON NET ASSETS OF $580,797,684.

*    NON-INCOME PRODUCING SECURITY.
^    SECURITY TRADED ON THE LONDON STOCK EXCHANGE.

ADR -- AMERICAN DEPOSITARY RECEIPT
EUR -- EURO
PLC -- PUBLIC LIMITED COMPANY
REIT -- REAL ESTATE INVESTMENT TRUST



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017
--------------------------------------------------------------------------------

The following is a summary of the inputs used as of October 31, 2017 when valuing the Fund's financial investments:

INVESTMENTS IN SECURITIES          LEVEL 1             LEVEL 2+          LEVEL 3             TOTAL
                                ------------         -----------        ---------        ------------
   Common Stock
       Australia                $  7,941,343         $        --        $      --        $  7,941,343
       China                       7,939,046                  --               --           7,939,046
       Denmark                     6,619,292                  --               --           6,619,292
       France                     38,264,872                  --               --          38,264,872
       Germany                            --          67,089,620               --          67,089,620
       Hong Kong                  21,417,069                  --               --          21,417,069
       Italy                      33,555,674                  --               --          33,555,674
       Japan                     103,672,640                  --               --         103,672,640
       Netherlands                34,167,366                  --               --          34,167,366
       Singapore                  31,684,174                  --               --          31,684,174
       Spain                      31,047,003                  --               --          31,047,003
       Sweden                     23,469,141                  --               --          23,469,141
       Switzerland                43,919,893                  --               --          43,919,893
       Taiwan                     11,876,603                  --               --          11,876,603
       United Kingdom            112,997,810                  --               --         112,997,810
                                ------------         -----------        ---------        ------------
     Total Common Stock          508,571,926          67,089,620               --         575,661,546
                                ------------         -----------        ---------        ------------
   Preferred Stock                        --             820,102               --             820,102
   Rights                                 --              31,956               --              31,956
                                ------------         -----------        ---------        ------------
Total Investments in
 Securities                     $508,571,926         $67,941,678        $      --        $576,513,604
                                ============         ===========        =========        ============

+ TRANSFERS BETWEEN INVESTMENT LEVELS MAY OCCUR AS MARKETS FLUCTUATE AND/OR THE AVAIL- ABILITY OF DATA USED IN AN INVESTMENT'S VALUATION CHANGES. THE FUND GENERALLY RECOGNIZES TRANSFERS BETWEEN THE LEVELS AS OF THE END OF THE REPORTING PERIOD. AS OF OCTOBER 31, 2017, THE FUND HAD SECURITIES WITH A TOTAL VALUE OF $60,154,674 TRANSFER FROM LEVEL 1 TO LEVEL 2. THE CHANGE IN LEVEL OCCURRED DUE TO A SCHEDULED MARKET HOLIDAY. FOR THE YEAR ENDED OCTOBER 31, 2017, THERE WERE NO TRANSFERS BETWEEN LEVEL 2 AND LEVEL 3 ASSETS AND LIABILITIES.

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

ASSETS:
Investments (Cost $516,274,938) ................................   $576,513,604
Foreign currency (Cost $18,150) ................................         17,994
Cash ...........................................................        910,113
Receivable for investment securities sold ......................      2,283,871
Reclaims receivable ............................................      2,183,178
Dividends receivable ...........................................      1,009,042
Receivable for capital shares sold .............................         88,470
Unrealized appreciation on spot foreign currency contracts .....          1,027
Prepaid expenses ...............................................         19,033
                                                                   -------------
  Total assets .................................................    583,026,332
                                                                   -------------

LIABILITIES:
Payable for investment securities purchased ....................      1,628,174
Payable due to Investment Adviser ..............................        315,930
Payable for capital shares redeemed ............................        160,192
Payable due to Administrator ...................................         52,076
Unrealized depreciation on spot foreign currency contracts .....          2,264
Chief Compliance Officer fees payable ..........................          1,967
Payable due to Trustees ........................................            294
Other accrued expenses .........................................         67,751
                                                                   -------------
  Total liabilities ............................................      2,228,648
                                                                   -------------

NET ASSETS .....................................................   $580,797,684
                                                                   =============
NET ASSETS CONSIST OF:
Paid-in capital ................................................   $523,662,093
Undistributed net investment income ............................     15,098,004
Accumulated net realized loss[]on investments and foreign
  currency transactions ........................................    (18,191,427)
Net unrealized appreciation[]on investments ....................     60,238,666
Net unrealized depreciation on foreign currency transactions and translation of other assets and liabilities denominated
  in foreign currency ..........................................         (9,652)
                                                                   -------------
NET ASSETS .....................................................   $580,797,684
                                                                   =============

NET ASSET VALUE, Offering and Redemption Price Per Share --
  Shares of Beneficial Interest Outstanding
  (unlimited authorization - no par value)
  ($580,797,684 / 36,360,512 shares) ...........................   $      15.97
                                                                   =============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GALLERY TRUST                      MONDRIAN INTERNATIONAL EQUITY FUND
                                   FOR THE YEAR ENDED
                                   OCTOBER 31, 2017
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

INVESTMENT INCOME
Dividends ......................................................   $ 21,850,597
Less: foreign taxes withheld ...................................     (1,685,496)
                                                                   -------------
  Total investment income ......................................     20,165,101
                                                                   -------------

EXPENSES
Investment advisory fees .......................................      3,814,113
Accounting and administration fees .............................        584,051
Custodian fees .................................................         73,576
Dividend disbursing and transfer agent fees and expenses .......         55,866
Legal fees .....................................................         36,885
Audit and tax ..................................................         34,058
Other ..........................................................         25,668
Trustees' fees and expenses ....................................         17,222
Printing fees ..................................................         11,720
Chief Compliance Officer fees ..................................          5,921
                                                                   -------------
  TOTAL EXPENSES ...............................................      4,659,080
                                                                   -------------
LESS:
Investment advisory fees waived ................................       (353,779)
                                                                   -------------
  NET EXPENSES .................................................      4,305,301
                                                                   -------------
NET INVESTMENT INCOME ..........................................     15,859,800
                                                                   -------------
NET REALIZED GAIN ON:
  Investments ..................................................     19,219,169
  Foreign currency transactions ................................        300,730
                                                                   -------------
NET REALIZED GAIN ..............................................     19,519,899
                                                                   -------------
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON:
  Investments ..................................................     73,927,964
  Foreign currency transactions and translation of other
     assets and liabilities denominated in foreign currency ....         87,828
                                                                   -------------
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ...........     74,015,792
                                                                   -------------
NET REALIZED AND UNREALIZED GAIN ...............................     93,535,691
                                                                   -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........   $109,395,491
                                                                   =============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                    YEAR ENDED       YEAR ENDED
                                                    OCTOBER 31,      OCTOBER 31,
                                                       2017             2016+
                                                  -------------    -------------

OPERATIONS:
  Net investment income .......................   $ 15,859,800     $ 11,144,808
  Net realized gain/(loss) on investments
    and foreign currency transactions .........     19,519,899       (2,644,760)
  Net change in unrealized appreciation/
    (depreciation) on investments, foreign
    currency transactions and translation
    of other assets and liabilities
    denominated in foreign currency ...........     74,015,792      (20,528,242)
                                                  -------------    -------------
  Net increase/(decrease) in net assets
    resulting from operations .................    109,395,491      (12,028,194)
                                                  -------------    -------------
DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income .......................    (11,061,260)      (9,309,855)
                                                  -------------    -------------
  Total dividends and distributions ...........    (11,061,260)      (9,309,855)
                                                  -------------    -------------
CAPITAL SHARE TRANSACTIONS (1) :
  Issued ......................................    172,146,981      131,005,719
  Reinvestment of dividends ...................      7,229,070        5,171,775
  Redemption fees - Note 2 ....................          5,891              542
  Redeemed ....................................   (117,195,080)     (52,944,333)
                                                  -------------    -------------
  Net increase in net assets from capital
    share transactions ........................     62,186,862       83,233,703
                                                  -------------    -------------
  Total increase in net assets ................    160,521,093       61,895,654
                                                  -------------    -------------
NET ASSETS:
  Beginning of year ...........................    420,276,591      358,380,937
                                                  -------------    -------------
  End of year .................................   $580,797,684     $420,276,591
                                                  =============    =============
  Undistributed net investment income .........   $ 15,098,004     $  9,874,908
                                                  =============    =============

+ ON MARCH 14, 2016, THE INTERNATIONAL EQUITY PORTFOLIO, A SERIES OF DELAWARE POOLED TRUST (THE "PREDECESSOR FUND") WAS REORGANIZED INTO THE MONDRIAN INTERNATIONAL EQUITY FUND. INFORMATION PRESENTED PRIOR TO MARCH 14, 2016 IS THAT OF THE PREDECESSOR FUND. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS.
(1)  SEE NOTE 9 -- SHARE TRANSACTIONS IN NOTES TO THE FINANCIAL STATEMENTS.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected per share data & ratios
for a share outstanding throughout the year

                                           -----------------------------------------------------------------------------------------
                                                                                 YEAR ENDED
                                           -----------------------------------------------------------------------------------------
                                              10/31/17        10/31/16(2)        10/31/15(2)        10/31/14(2)        10/31/13(2)
                                           -----------------------------------------------------------------------------------------
Net asset value, beginning of year ..........  $13.46           $14.24             $15.12             $15.34              $12.84
                                               -------          -------            -------            -------             -------
INCOME/(LOSS) FROM OPERATIONS:(1)
 Net investment income ......................    0.42             0.43               0.38               0.63                0.34
 Net realized and unrealized gain/(loss)
   on investments ...........................    2.40            (0.84)             (0.58)             (0.43)               2.70
                                               -------          -------            -------            -------             -------
 Total gain/(loss) from operations ..........    2.82            (0.41)             (0.20)              0.20                3.04
                                               -------          -------            -------            -------             -------
 Redemption fees ............................      --(4)            --(4)              --                 --                  --
                                               -------          -------            -------            -------             -------
DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income ......................   (0.31)           (0.37)             (0.68)             (0.42)              (0.54)
                                               -------          -------            -------            -------             -------
Total dividends and distributions ...........   (0.31)           (0.37)             (0.68)             (0.42)              (0.54)
                                               -------          -------            -------            -------             -------
Net asset value, end of year ................  $15.97           $13.46             $14.24             $15.12              $15.34
                                               =======          =======            =======            =======             =======
TOTAL RETURN+ ...............................   21.39%           (2.83)%            (1.39)%             1.46%              24.59%
                                               =======          =======            =======            =======             =======
RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of year ($ Thousands) ...... $580,798         $420,277            $358,381           $446,527           $491,683
 Ratio of expenses to average net assets
   (including waivers and reimbursements) ...    0.79%            0.82%              0.88%              0.86%               0.88%
 Ratio of expenses to average net assets
   (excluding waivers and reimbursements) ...    0.85%            0.89%              0.88%              0.86%               0.88%
 Ratio of net investment income to
   average net assets .......................    2.91%            3.20%              2.54%              4.04%               2.48%
 Portfolio turnover rate ....................      28%(3)           20%                28%(3)             21%                 20%

(1)  PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE PERIOD.
(2) ON MARCH 14, 2016, THE INTERNATIONAL EQUITY PORTFOLIO, A SERIES OF DELAWARE POOLED TRUST (THE "PREDECESSOR FUND") WAS REORGANIZED INTO THE MONDRIAN INTERNATIONAL EQUITY FUND. INFORMATION PRESENTED PRIOR TO MARCH 14, 2016 IS THAT OF THE PREDECESSOR FUND. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS.
(3) EXCLUDES THE VALUE OF PORTFOLIO SECURITIES RECEIVED OR DELIVERED AS A RESULT OF IN-KIND PURCHASES OR REDEMPTIONS OF THE PORTFOLIO'S CAPITAL SHARES.
(4)  VALUE IS LESS THAN $0.01 PER SHARE.
+ RETURNS SHOWN DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN MAY HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED ITS FEE AND/OR REIMBURSED OTHER EXPENSES.

AMOUNTS DESIGNATED AS "--" ARE $0 OR HAVE BEEN ROUNDED TO $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Gallery Trust (the "Trust"), is organized as a Delaware statutory trust under an Agreement and Declaration of Trust dated August 25, 2015. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end investment management company with one fund. The financial statements herein are those of the Mondrian International Equity Fund (the "Fund"). The Fund is classified as a diversified investment company under the 1940 Act. The investment objective of the Fund is to seek long-term total return by investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. Mondrian Investment Partners Limited, a limited company organized under the laws of England and Wales in 1990, serves as the Fund's investment adviser ("Mondrian" or the "Adviser"). The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Trustees of the Trust.

The Fund operated as The International Equity Portfolio, a series of Delaware Pooled Trust (the "Predecessor Fund"), prior to the Fund's acquisition of the assets and assumption of the liabilities of the Predecessor Fund (the "Reorganization") on March 14, 2016 in a tax-free transaction. The Fund had no operations prior to the Reorganization. The Predecessor Fund was managed by Delaware Management Company, a series of Delaware Management Business Trust (the "Predecessor Adviser"), and sub-advised by Mondrian Investment Partners Limited. The Predecessor Fund had substantially similar investment objectives and strategies as those of the Fund. The financial statements and financial highlights reflect the financial information of the Predecessor Fund for periods prior to March 14, 2016.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board ("FASB").

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") requires management to make estimates and assumptions that affect

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

     VALUATION OF INVESTMENTS -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ , the NASDAQ Official Closing Price will be used. The prices for foreign securities will be reported in local currency and converted to U.S. dollars using currency exchange rates.

     Securities for which market prices are not "readily available" are valued in accordance with fair value procedures established by the Fund's Board of Trustees (the "Board"). The Fund's fair value procedures are implemented through a fair value pricing committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

     For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Fund's Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

     The Fund uses MarkIt Fair Value ("MarkIt") as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Fund's Administrator and requests that a meeting of the Committee be held.

     If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in the corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

     In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level
     1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

     Level 1 -- Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

     Level 2 -- Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

     Level 3 -- Inputs are unobservable inputs for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

     Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

     Fair value measurement classifications are summarized in the Fund's Schedule of Investments.

     For the year ended October 31, 2017, there have been no significant changes to the Fund's fair valuation methodology.

     FEDERAL INCOME TAXES -- It is the Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986. Accordingly, no provision for Federal income taxes has been made in the financial statements.

     The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

     As of and during the year ended October 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2017, the Fund did not incur any interest or penalties.

     SECURITY TRANSACTIONS, DIVIDEND AND INVESTMENT INCOME -- Security transactions are accounted for on trade date basis for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, net of withholding taxes, if such information is obtained subsequent to the ex-dividend date.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations.

     Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

     FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. The Fund may also engage in currency transactions to enhance the Fund's returns. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities. There were no open forward foreign currency contracts as of October 31, 2017.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund distributes its net investment income, and makes distributions from its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

     REDEMPTION FEES -- Prior to March 1, 2017, the Fund retained a redemption fee of 2.00% on redemptions of capital shares held for less than thirty days. For the years ended October 31, 2017, and October 31, 2016, the Fund retained redemption fees of $5,891 and $542, respectively. Such fees were retained by the Fund for the benefit of the remaining shareholders and were recorded as additions to fund capital.

     EXPENSES -- Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the funds based on the number of funds and/or relative daily net assets.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.   TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer ("CCO") as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's advisors and service providers, as required by SEC regulations. The CCO's services and fees have been approved by and are reviewed by the Board.

4.   ADMINISTRATION, CUSTODIAN, TRANSFER AGENT AND DISTRIBUTION AGREEMENTS

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2017, the Fund paid $584,051 for these services. Expenses incurred under the agreements are shown in the Statement of Operations as "Accounting and administration fees".

Brown Brothers Harriman & Co., (the "Custodian") serves as the Fund's Custodian pursuant to a custody agreement. Atlantic Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's Transfer Agent pursuant to a transfer agency agreement.

5.   INVESTMENT ADVISORY AGREEMENT

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund. The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.70% of the Fund's average daily net assets.

The Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and non-routine expenses (collectively "excluded expenses")) from exceeding 0.79% of the Fund's average daily net assets until February 28, 2019 (the "Expense Limitation"). This agreement may be terminated: (i) by the Board of Trustees of the Fund for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on February 28, 2019.

6.   INVESTMENT TRANSACTIONS

For the period ended October 31, 2017, the Fund made purchases of $215,643,562 and sales of $146,857,826 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7.   IN-KIND TRANSFER OF SECURITIES

During the year ended October 31, 2017, the Fund had no in-kind redemptions. In-kind purchase transactions associated with the Fund were as follows:

                        VALUE OF
                       SECURITIES        CASH           TOTAL
                      -----------     ----------     -----------
     12/01/16         $62,236,951     $2,240,553     $64,477,504
     01/03/17          21,671,352        471,091      22,142,443

There were no in-kind transactions for the year ended October 31, 2016.

8.   FEDERAL TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income/(loss), accumulated net realized gain/(loss) or paid-in capital, as appropriate, in the period that the differences arise.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following permanent differences primarily attributable to REIT adjustments, expired capital loss carryover (pre-enactment), passive foreign investment company (PFIC) adjustments and foreign exchange gain/ loss have been reclassified to/from the following accounts:

          UNDISTRIBUTED NET      ACCUMULATED NET
          INVESTMENT INCOME       REALIZED GAIN       PAID-IN CAPITAL
          -----------------      ---------------      ---------------
              $424,556             $93,197,643         $(93,622,199)

These reclassifications have no impact on net assets or net asset value per share.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for forwards, foreign currency transactions, wash sale loss deferrals, investments in REITs and investments in PFICs. Distributions during the years ended October 31, 2017 and October 31, 2016 were as follows:

                  ORDINARY         LONG-TERM
                   INCOME         CAPITAL GAIN          TOTAL
                -----------       ------------       -----------
     2017       $11,061,260        $      --         $11,061,260
     2016         9,309,855               --           9,309,855


As of October 31, 2017, the components of Distributable Earnings on a tax basis were as follows:

     Undistributed Ordinary Income ...............     $ 16,045,514
     Capital loss carryforwards ..................      (13,859,481)
     Unrealized Appreciation .....................       54,949,558
                                                       -------------
     Total Distributable Earnings ................     $ 57,135,591
                                                       =============

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net capital gains. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The capital loss carryforwards are noted below:

                                 PRE-ENACTMENT
                  ------------------------------------------------
                                              TOTAL CAPITAL LOSS
                    EXPIRING 2018               CARRYFORWARDS
                  ------------------------------------------------
                    $13,859,481                  $13,859,481

During the year ended October 31, 2017, the Fund utilized capital loss car-ryforwards of $19,898,918 to offset capital gains.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Fund at October 31, 2017, were as follows:


                      AGGREGATE          AGGREGATE
                        GROSS              GROSS
    FEDERAL TAX       UNREALIZED         UNREALIZED        NET UNREALIZED
       COST          APPRECIATION       DEPRECIATION        APPRECIATION
   ------------      ------------       -------------      --------------
   $521,554,394      $80,725,928        $(25,776,370)        $54,949,558

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9.   SHARE TRANSACTIONS

The share transactions are shown below:

                                               YEAR ENDED          YEAR ENDED
                                               OCTOBER 31,         OCTOBER 31,
                                                   2017               2016+
                                               -----------         -----------
Shares transactions:
INSTITUTIONAL CLASS SHARES
  Issued ..............................        12,536,376           9,650,180
  Reinvestment of dividends ...........           543,948             397,218
  Redeemed ............................        (7,936,911)         (3,997,919)
                                               -----------         -----------
  Net increase in shares outstanding ..         5,143,413           6,049,479
                                               ===========         ===========

+ ON MARCH 14, 2016, THE INTERNATIONAL EQUITY PORTFOLIO, A SERIES OF DELAWARE POOLED TRUST (THE "PREDECESSOR FUND") WAS REORGANIZED INTO THE MONDRIAN INTERNATIONAL EQUITY FUND. INFORMATION PRESENTED PRIOR TO MARCH 14, 2016 IS THAT OF THE PREDECESSOR FUND. SEE NOTE 1 IN NOTES TO FINANCIAL STATEMENTS.

10.  RISKS ASSOCIATED WITH FINANCIAL INSTRUMENTS

As with all mutual funds, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's net asset value and ability to meet its investment objective. A more complete description of risks associated with the Fund is included in the prospectus.

EQUITY RISK
Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

PREFERRED STOCKS RISK
Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of a company's assets in the event of a liquidation are generally subordinate to the rights associated with a company's debt securities.

FOREIGN COMPANY RISK

Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the SEC and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKETS SECURITIES RISK

The Fund's investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SUPRANATIONAL ENTITIES RISK

Government members, or "stockholders," usually make initial capital contributions to a supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee, however, that one or more stockholders of the supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

FOREIGN CURRENCY RISK

As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

DERIVATIVES RISK

The Fund's use of forward contracts and participatory notes is subject to market risk, correlation risk, credit risk, valuation risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Credit risk is the risk that the counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value. Liquidity risk is described below. The Fund's use of forwards is also subject to leverage risk and hedging risk. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Hedging risk is the risk that derivatives instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

FIXED INCOME RISK

Fixed income securities are subject to a number of risks, including credit and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. In general, the longer the maturity of a fixed income security, the more likely its value will decline when interest rates rise. Risks associated with rising interest rates are heightened given that interest rates in the U.S. are at, or near, historic lows.

FOREIGN SOVEREIGN DEBT SECURITIES RISK

The Fund's investments in foreign sovereign debt securities are subject to the risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors;
(ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

FOREIGN GOVERNMENT AGENCIES RISK

Bonds issued by government agencies, subdivisions or instrumentalities of foreign governments are generally backed only by the general credit-worthiness and reputation of the entity issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A foreign government agency's operations and financial condition are influenced by the foreign government's economic and other policies.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

CORPORATE FIXED INCOME SECURITIES RISK

Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditwor-thiness and business prospects of individual issuers.

LIQUIDITY RISK

Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance.

LARGE PURCHASE AND REDEMPTION RISK

Large purchases or redemptions of the Fund's shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund's portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund's performance and have adverse tax consequences for Fund shareholders.

11.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

12.  OTHER

At October 31, 2017, 32% of total shares outstanding were held by two record shareholders each owning 10% or greater of the aggregate total shares outstanding. Some of these shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

13.  REGULATORY MATTERS

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund's financial statements and related disclosures or impact the Fund's net assets or results of operations.

14.  SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2017.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Gallery Trust and Shareholders of
Mondrian International Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mondrian International Equity Fund (formerly The International Equity Portfolio, a series of Del-aware Pooled Trust) (constituting Gallery Trust, hereafter referred to as the "Fund") as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 26, 2017

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017 (UNAUDITED)
--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2017 to October 31, 2017.

The table on the next page illustrates your Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017 (UNAUDITED)
--------------------------------------------------------------------------------

DISCLOSURE OF FUND EXPENSES (CONCLUDED)

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

                          BEGINNING     ENDING
                           ACCOUNT     ACCOUNT      ANNUALIZED     EXPENSES
                            VALUE       VALUE        EXPENSE      PAID DURING
                           5/1/17      10/31/17       RATIOS        PERIOD*
--------------------------------------------------------------------------------
ACTUAL FUND RETURN       $1,000.00    $1,093.10       0.79%          $4.17
HYPOTHETICAL 5% RETURN   $1,000.00    $1,021.22       0.79%          $4.02

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD.)

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017 (UNAUDITED)
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF GALLERY TRUST

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Trustees." Mr. Doran is a Trustee who may be deemed to be "interested" persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-832-4386. The following chart lists Trustees and Officers as of October 31, 2017.

---------------------------------------------------------------------------------------------------------
                   POSITION
                   WITH TRUST      PRINCIPAL
NAME               AND LENGTH      OCCUPATIONS
AND YEAR           OF TIME         IN THE PAST           OTHER DIRECTORSHIPS
OF BIRTH           SERVED(1)       FIVE YEARS            HELD IN THE PAST FIVE YEARS(2)
---------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE (3,4)
---------------------------------------------------------------------------------------------------------
WILLIAM M.         Chairman of     Self-Employed         Current Directorships: Trustee
DORAN              the Board of    Consultant since      of The Advisors' Inner Circle Fund,
(Born: 1940)       Trustees        2003. Partner at      The Advisors' Inner Circle Fund II,
                   (Since 2015)    Morgan, Lewis &       The Advisors' Inner Circle Fund III,
                                   Bockius LLP (law      Bishop Street Funds, The KP Funds,
                                   firm) from 1976       Winton Diversified Opportunities
                                   to 2003. Counsel      Fund (closed-end investment company),
                                   to the Trust, SEI     Schroder Series Trust, Schroder Global
                                   Investments,          Series Trust, SEI Daily Income Trust,
                                   SIMC, the             SEI Institutional International Trust,
                                   Administrator         SEI Institutional Investments Trust,
                                   and the               SEI Institutional Managed Trust, SEI
                                   Distributor.          Asset Allocation Trust, SEI Tax Exempt
                                                         Trust, Adviser Managed Trust, New
                                                         Covenant Funds, SEI Insurance Products
                                                         Trust and SEI Catholic Values Trust.
                                                         Director of SEI Investments (Europe),
                                                         Limited, SEI Investments--Global Funds
                                                         Services, Limited, SEI Investments
                                                         Global, Limited, SEI Investments
                                                         (Asia), Limited, SEI Global Nominee
                                                         Ltd., SEI Investments -- Unit Trust
                                                         Management (UK) Limited and SEI
                                                         Investments Co. Director of the
                                                         Distributor since 2003.

                                                         Former Directorships: Director of SEI
                                                         Alpha Strategy Portfolios, LP to 2013.
                                                         Trustee of O'Connor EQUUS (closed-end
                                                         investment company) to 2016. Trustee of
                                                         SEI Liquid Asset Trust to 2016. Trustee
                                                         of Winton Series Trust to 2017.
---------------------------------------------------------------------------------------------------------

(1) EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE DIES, RESIGNS, OR IS REMOVED IN ACCORDANCE WITH THE DECLARATION OF TRUST.
(2) DIRECTORSHIPS OF COMPANIES REQUIRED TO REPORT TO THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF1934 (I.E., "PUBLIC COMPANIES") OR OTHER INVESTMENT COMPANIES UNDER THE 1940 ACT.
(3)  TRUSTEES OVERSEE 1 FUND IN THE TRUST.
(4) MR. DORAN MAY BE DEEMED TO BE AN "INTERESTED" PERSON OF THE FUND AS THAT TERM IS DEFINED IN THE 1940 ACT BY VIRTUE OF HIS AFFILIATION WITH THE DISTRIBUTOR AND/OR ITS AFFILIATES.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017 (UNAUDITED)
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF GALLERY TRUST (CONTINUED)

---------------------------------------------------------------------------------------------------------
                   POSITION
                   WITH TRUST      PRINCIPAL
NAME               AND LENGTH      OCCUPATIONS
AND YEAR           OF TIME         IN THE PAST           OTHER DIRECTORSHIPS
OF BIRTH           SERVED(1)       FIVE YEARS            HELD IN THE PAST FIVE YEARS(2)
---------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (3)
---------------------------------------------------------------------------------------------------------
JON C.            Trustee         Retired since 2013.    Current Directorships: Trustee of City National
HUNT              (Since 2015)    Consultant to          Rochdale Funds, The Advisors' Inner Circle
(Born: 1951)                      Management,            Fund III, Winton Diversified Opportunities Fund
                                  Convergent Capital     (closed-end investment company), Schroder
                                  Management, LLC        Series Trust and Schroder Global Series Trust.
                                  ("CCM") from 2012      Former Directorship: Trustee of O'Connor
                                  to 2013. Managing      EQUUS (closed-end investment company) to
                                  Director and Chief     2016. Member of Independent Committee of
                                  Operating Officer,     Nuveen Commodities Asset Management to
                                  CCM from 1998 to       2016.Trustee of Winton Series Trust to 2017.
                                  2012.
---------------------------------------------------------------------------------------------------------
THOMAS P.         Trustee         Retired since 2013.    Current Directorships: Trustee of AXA Premier
LEMKE             (Since 2015)    Executive Vice         VIP Trust, The Advisors' Inner Circle Fund III,
(Born: 1954)                      President and          JP Morgan Active ETFs, Winton Diversified
                                  General Counsel,       Opportunities Fund (closed-end investment
                                  Legg Mason, Inc.       company), Schroder Series Trust and Schroder
                                  from 2005 to 2013.     Global Series Trust.
                                                         Former Directorships: Director of Victory Funds
                                                         to 2015. Trustee of O'Connor EQUUS (closed-
                                                         end investment company) to 2016. Trustee of
                                                         Winton Series Trust to 2017.
---------------------------------------------------------------------------------------------------------
RANDALL S.        Trustee         Co-Founder and         Current Directorships: Trustee of The Advisors'
YANKER            (Since 2015)    Senior Partner,        Inner Circle Fund III, Winton Diversified
(Born: 1960)                      Alternative Asset      Opportunities Fund (closed-end investment
                                  Managers, L.P. since   company), Schroder Series Trust and Schroder
                                  2004.                  Global Series Trust. Independent Non-Execu-
                                                         tive Director of HFA Holdings Limited.
                                                         Former Directorship: Trustee of O'Connor
                                                         EQUUS (closed-end investment company) to
                                                         2016. Trustee of Winton Series Trust to 2017.
---------------------------------------------------------------------------------------------------------
JAY C.            Trustee         Self-Employed          Current Directorships: Trustee of City National
NADEL             (Since 2016)    Consultant since       Rochdale Funds, Winton Diversified Opportu-
(Born: 1958)                      2004.                  nities Trust (closed-end investment company),
                                                         Schroder Series Trust and Schroder Global
                                                         Series Trust. Director of Lapolla Industries, Inc.
                                                         Former Directorships: Trustee of Roachdale
                                                         Investment Trust to 2013. Trustee of Winton
                                                         Series Trust to 2017.
---------------------------------------------------------------------------------------------------------

(1) EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE DIES, RESIGNS, OR IS REMOVED IN ACCORDANCE WITH THE DECLARATION OF TRUST.
(2) DIRECTORSHIPS OF COMPANIES REQUIRED TO REPORT TO THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934 (I.E., "PUBLIC COMPANIES") OR OTHER INVESTMENT COMPANIES UNDER THE 1940 ACT.
(3)  TRUSTEES OVERSEE 1 FUND IN THE TRUST.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017 (UNAUDITED)
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF GALLERY TRUST (CONTINUED)

-------------------------------------------------------------------------------------------------------------------
                     POSITION(S) HELD WITH
NAME AND             THE TRUST AND LENGTH
YEAR OF BIRTH        OF TIME SERVED               PRINCIPAL OCCUPATION IN THE PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
OFFICERS
-------------------------------------------------------------------------------------------------------------------
MICHAEL              President                     Director of Client Service, SEI Investments Company, since
BEATTIE              (Since 2015)                  2004.
(Born: 1965)
-------------------------------------------------------------------------------------------------------------------
JOHN                 Assistant Treasurer           Fund Accounting Manager, SEI Investments, since 2000.
BOURGEOIS            (Since 2017)
(Born: 1973)
-------------------------------------------------------------------------------------------------------------------
STEPHEN              Treasurer, Controller         Director, SEI Investments, Fund Accounting since December
CONNORS              and Chief Financial           2014. Audit Manager, Deloitte & Touche LLP, from 2011
(Born: 1984)         Officer                       to 2014.
                     (Since 2015)
-------------------------------------------------------------------------------------------------------------------
DIANNE M.            Vice President and            Counsel at SEI Investments since 2010. Associate at
DESCOTEAUX           Secretary                     Morgan, Lewis & Bockius LLP from 2006 to 2010.
(Born: 1977)         (Since 2015)
-------------------------------------------------------------------------------------------------------------------
RUSSELL              Chief Compliance              Chief Compliance Officer of SEI Structured Credit Fund,
EMERY                Officer                       LP since 2007. Chief Compliance Officer of SEI Alpha
(Born: 1962)         (Since 2015)                  Strategy Portfolios, LP from 2007 to 2013. Chief
                                                   Compliance Officer of The Advisors' Inner Circle Fund, The
                                                   Advisors' Inner Circle Fund II, Bishop Street Funds, The KP
                                                   Funds, Winton Diversified Opportunities Fund (closed-end
                                                   investment company), Gallery Trust, Schroder Series Trust,
                                                   Schroder Global Series Trust, SEI Institutional Managed
                                                   Trust, SEI Asset Allocation Trust, SEI Institutional
                                                   International Trust, SEI Institutional Investments Trust, SEI
                                                    Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed
                                                   Trust, New Covenant Funds, SEI Insurance Products Trust
                                                   and SEI Catholic Values Trust. Chief Compliance Officer
                                                   of SEI Opportunity Fund, L.P. to 2010. Chief Compliance
                                                   Officer of O'Connor EQUUS (closed-end investment
                                                   company) to 2016. Chief Compliance Officer of SEI Liquid
                                                   Asset Trust to 2016. Chief Compliance Officer of Winton
                                                   Series Trust to 2017.
-------------------------------------------------------------------------------------------------------------------
ROBERT               Vice Chairman                 Account Manager, SEI Investments, since 2007.
MORROW               (Since 2017)
(Born: 1968)
-------------------------------------------------------------------------------------------------------------------

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017 (UNAUDITED)
--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF GALLERY TRUST (CONCLUDED)

-------------------------------------------------------------------------------------------------------------------
                     POSITION(S) HELD WITH
NAME AND             THE TRUST AND LENGTH
YEAR OF BIRTH        OF TIME SERVED               PRINCIPAL OCCUPATION IN THE PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------
OFFICERS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------
ROBERT A.            Vice Chairman                SEI employee 1974 to present; currently performs various
NESHER               (since 2015)                 services on behalf of SEI Investments for which Mr. Nesher
(Born: 1946)                                      is compensated.
-------------------------------------------------------------------------------------------------------------------
BRIDGET E.           Anti-Money                   Anti-Money Laundering Compliance Officer and Privacy
SUDALL               Laundering                   Officer (since 2015), Senior Associate and AML Officer,
(Born: 1980)         Compliance Officer           Morgan Stanley Alternative Investment Partners, April
                     and Privacy Officer          2011 to March 2015. Investor Services Team Lead, Morgan
                     (Since 2015)                 Stanley Alternative Investment Partners, July 2007 to
                                                  April 2011.
-------------------------------------------------------------------------------------------------------------------
LISA                 Vice President and           Counsel at SEI Investments since 2012. Associate Counsel
WHITTAKER            Assistant Secretary          and Compliance Officer at The Glenmede Trust Company,
(Born: 1978)         (Since 2015)                 N.A. from 2011 to 2012. Associate at Drinker Biddle & Reath
                                                  LLP from 2006 to 2011.
-------------------------------------------------------------------------------------------------------------------

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
                                              OCTOBER 31, 2017 (UNAUDITED)
--------------------------------------------------------------------------------

NOTICE TO SHAREHOLDERS

For shareholders that do not have an October 31, 2017 tax year end, this notice is for informational purposes only. For shareholders with an Octo-ber 31, 2017 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2017, the Fund is designating the following items with regard to distributions paid during the year.

                                                                                                FOREIGN INVESTORS
                                                QUALIFYING                                -----------------------------
                                                    FOR
                 LONG-TERM                       CORPORATE                                                SHORT-TERM
 ORDINARY         CAPITAL                        DIVIDENDS      QUALIFYING      U.S.        INTEREST        CAPITAL       FOREIGN
  INCOME           GAIN            TOTAL         RECEIVED        DIVIDEND    GOVERNMENT      RELATED         GAIN           TAX
DISTRIBUTIONS  DISTRIBUTIONS   DISTRIBUTIONS    DEDUCTION(1)     INCOME(2)  INTEREST(3)    DIVIDENDS(4)   DIVIDENDS(5)    CREDIT(6)
------------------------------------------------------------------------------------------------------------------------------------
 100.00%            0.00%         100.00%          0.00%         100.00%       0.00%          0.00%          0.00%         12.15%

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT-TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS).

(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS (THE TOTAL OF SHORT-TERM CAPITAL GAIN AND NET INVESTMENT INCOME DISTRIBUTIONS). IT IS THE INTENTION OF THE FUND TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY LAW.

(3) "U.S. GOVERNMENT INTEREST" REPRESENTS THE AMOUNT OF INTEREST THAT WAS DERIVED FROM DIRECT U.S. GOVERNMENT OBLIGATIONS AND DISTRIBUTED DURING THE FISCAL YEAR. THIS AMOUNT IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME. GENERALLY, INTEREST FROM DIRECT U.S. GOVERNMENT OBLIGATIONS IS EXEMPT FROM STATE INCOME TAX. HOWEVER, FOR SHAREHOLDERS OF THE FUND WHO ARE RESIDENTS OF CALIFORNIA, CONNECTICUT AND NEW YORK, THE STATUTORY THRESHOLD REQUIREMENTS WERE NOT SATISFIED TO PERMIT EXEMPTION OF THESE AMOUNTS FROM STATE INCOME.

(4) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "INTEREST RELATED DIVIDENDS" AND IS REFLECTED AS A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS. INTEREST RELATED DIVIDENDS ARE EXEMPTED FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.

(5) THE PERCENTAGE OF THIS COLUMN REPRESENTS THE AMOUNT OF "SHORT-TERM CAPITAL GAIN DIVIDENDS" AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPTED FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS.

(6) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING FOREIGN TAXES" AS A PERCENTAGE OF ORDINARY DISTRIBUTIONS DURING THE FISCAL YEAR ENDED OCTOBER 31, 2017. THE FUND INTENDS TO PASS THROUGH A FOREIGN TAX CREDIT TO SHAREHOLDERS FOR FISCAL YEAR ENDED 2017. THE TOTAL AMOUNT OF FOREIGN SOURCE INCOME IS $21,878,265. THE TOTAL AMOUNT OF FOREIGN TAX PAID IS $1,529,128. YOUR ALLOCATION SHARE OF THE FOREIGN TAX CREDIT WILL BE REPORTED ON FORM 1099-DIV.

     THE INFORMATION REPORTED HEREIN MAY DIFFER FROM THE INFORMATION AND DISTRIBUTIONS TAXABLE TO THE SHAREHOLDERS FOR THE CALENDAR YEAR ENDING DECEMBER 31, 2017. COMPLETE INFORMATION WILL BE COM- PUTED AND REPORTED IN CONJUNCTION WITH YOUR 2017 FORM 1099-DIV.

GALLERY TRUST                                 MONDRIAN INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

FUND INFORMATION

REGISTERED OFFICE           P.O. Box 588
                            Portland, ME 04112

ADVISER                     Mondrian Investment Partners Limited
                            10 Gresham Street, 5th Floor
                            London, England EC2V 7JD

DISTRIBUTOR                 SEI Investments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, PA 19456

ADMINISTRATOR               SEI Investments Global Funds Services
                            One Freedom Valley Drive
                            Oaks, PA 19456

LEGAL COUNSEL               Morgan, Lewis & Bockius LLP
                            1701 Market Street
                            Philadelphia, PA 19103

CUSTODIAN                   Brown Brothers Harriman & Co
                            40 Water Street
                            Boston, Massachusetts 02109

TRANSFER AGENT              Atlantic Fund Services, LLC
                            Three Canal Plaza
                            Portland, ME 04101

INDEPENDENT REGISTERED      PricewaterhouseCoopers LLP
PUBLIC ACCOUNTING FIRM      2001 Market Street
                            Philadelphia, PA 19103

                      [This Page Intentionally Left Blank]

                                                                 MON-AR-001-0200

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are Thomas Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is "independent" as that term is defined in Form N-CSR Item 3 (a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers LLP ("PwC") related to the Gallery Trust (the "Trust").

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                 Fiscal Year 2017                                            Fiscal Year 2016
------------------------------------------------------------------------------------------------------------------------------------
                           All fees and   All fees and   All other            All fees and      All fees and         All other
                           services to    services to    fees and             services to       services to          fees and
                           the Trust      service        services to          the Trust         service              services to
                           that were      affiliates     that service         that were         affiliates that      service
                           pre-           were pre-      affiliates that      pre-              were pre-            affiliates that
                           approved       approved       did not require      approved          approved             did not require
                                                         pre-approval                                                pre-approval
------------------------------------------------------------------------------------------------------------------------------------
(a) Audit Fees (1)          $23,900          N/A             N/A               $23,400             N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
(b) Audit-Related Fees        N/A            N/A           $119,807              N/A               N/A                $117,141
------------------------------------------------------------------------------------------------------------------------------------
(c) Tax Fees                  N/A            N/A            $56,121              N/A               N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------
(d) All Other Fees            N/A            N/A            $49,600              N/A               N/A                   N/A
------------------------------------------------------------------------------------------------------------------------------------

Notes:
     (1) Audit fees include amounts related to the audit of the Trust's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust's Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant's Chief Financial Officer ("CFO") and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:
(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC's rules and whether the provision of such services would impair the auditor's independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert; provided, that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by PwC applicable to non-audit services pursuant to the "de minimis" exception of Rule 2-01(c)(7)(i)(C) were as follows:

--------------------------------------------------------------------------------
                                      2017               2016
--------------------------------------------------------------------------------
          Audit-Related Fees          N/A                 N/A
--------------------------------------------------------------------------------
          Tax Fees                    N/A                 N/A
--------------------------------------------------------------------------------
          All Other Fees              N/A                 N/A
--------------------------------------------------------------------------------

(f)     Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $225,528 and $117,141 for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant's principal accountant to either the Registrant's investment adviser or to any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant's Board of Trustees. Included in the Audit Committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                                          Gallery Trust

By (Signature and Title)                              /s/ Michael Beattie
                                                      --------------------------
                                                      Michael Beattie
                                                      President

Date: January 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)                              /s/ Michael Beattie
                                                      --------------------------
                                                      Michael Beattie
                                                      President

Date: January 9, 2018


By (Signature and Title)                              /s/ Stephen Connors
                                                      --------------------------
                                                      Stephen Connors
                                                      Treasurer, Controller, and
                                                      Chief Financial Officer

Date: January 9, 2018